SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2007

AmeriCredit Prime Automobile Receivables Trust 2007-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-140931-01	26-0143302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)	76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Prime Automobile Receivables Trust 2007-1 (the “Issuing Entity”), to issue $155,000,000 Class A-1 5.32233% Asset Backed Notes, $320,000,000 Class A-2 5.34% Asset Backed Notes, $210,000,000 Class A-3 5.27% Asset Backed Notes, $186,800,000 Class A-4 Floating Rate Asset Backed Notes, $35,190,000 Class B 5.35% Asset Backed Notes, $32,680,000 Class C 5.43% Asset Backed Notes and $35,190,000 Class D 5.62% Asset Backed Notes (collectively, the “Notes”), on May 31, 2007 (the “Closing Date”). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of May 9, 2007, as amended and restated as of May 24, 2007 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of May 24, 2007 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Notes were sold to J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BMO Capital Markets Corp., Barclays Capital Inc. and UBS Securities LLC (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of May 23, 2007 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and JP Morgan Securities Inc., as representative of the Underwriters (the “Representative”).

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of prime automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of May 24, 2007 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of May 24, 2007 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.3, dated as of May 24, 2007 (the “Custodian Agreement”), between AmeriCredit and Wells Fargo. AmeriCredit Financial Services of Canada Ltd. (“AFS of Canada”) will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.2, dated as of January 1, 2006, between AmeriCredit and AFS of Canada.

As of May 2, 2007 (the “Statistical Calculation Date”), the Receivables had the characteristics described in the Prospectus Supplement dated May 23, 2007 (the “Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b)(5) of the Act on May 29, 2007. As of May 24, 2007 ( the “Cutoff Date”), the Receivables had the characteristics set forth in Exhibit 99.1.

The Issuing Entity entered into a Swap Agreement, attached hereto as Exhibit 10.4, on the Closing Date with JPMorgan Chase Bank, National Association in order to hedge against the interest rate risk that results from the fixed rate Receivables producing the income stream that will support the variable rate Class A-4 Notes.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of May 23, 2007, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative (see Exhibit 1.1 to Form 8-K filed on May 24, 2007, in connection with Registration Statement No. 333-140931, which is incorporated by reference herein).

4.1 Indenture, dated as of May 24, 2007, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of May 24, 2007, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of May 24, 2007, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Dewey Ballantine LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on May 31, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-01, which is incorporated by reference herein).

8.1 Opinion of Dewey Ballantine LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on May 31, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-01, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of May 24, 2007, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

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10.3 Custodian Agreement, dated as of May 24, 2007, between AmeriCredit, as Custodian, and Wells Fargo.

10.4 ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmation, each dated as of May 31, 2007, between the Issuing Entity and JPMorgan Chase Bank, National Association.

99.1 Statistical information for the receivables as of the Cutoff Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-1

	By:	AmeriCredit Financial Services, Inc., as Servicer

		By:	/s/ J. Michael May
		Name:	J. Michael May
		Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: June 5, 2007

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 23, 2007, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”) (see Exhibit 1.1 to Form 8-K filed on May 24, 2007, in connection with Registration Statement No. 333-140931, which is incorporated by reference herein).

4.1	Indenture, dated as of May 24, 2007, between AmeriCredit Prime Automobile Receivables Trust 2007-1 (the “Issuing Entity”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of May 24, 2007, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of May 24, 2007, among the Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Dewey Ballantine LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on May 31, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-01, which is incorporated by reference herein).

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on May 31, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-01, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of May 24, 2007, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.3	Custodian Agreement, dated as of May 24, 2007, between AmeriCredit Financial Services, Inc., as Custodian, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.4	ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmation, each dated as of May 31, 2007, between the Issuing Entity and JPMorgan Chase Bank, National Association.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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